UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2020

HEALTH ASSURANCE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39702	85-2899745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 University Road Cambridge, Massachusetts	02138
(Address of principal executive offices)	(Zip Code)
(617) 234-7000 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SAILSM (Stakeholder Aligned Initial Listing) securities, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-fourth of one redeemable warrant	HAACU	The NASDAQ Stock Market LLC
Class A Common Stock included as part of the SAILSM securities	HAAC	The NASDAQ Stock Market LLC
Warrants included as part of the SAILSM securities, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	HAACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 to Form 8-K amends the Current Report on Form 8-K filed on November 17, 2020 by the registrant to correct the number of SAILSM securities sold in the IPO (as defined below). No other changes have been made to the content of the Current Report on Form 8-K filed on November 17, 2020.

Item 1.01.	Entry into a Material Definitive Agreement.

On November 12, 2020, the Registration Statement on Form S-1 (File No. 333-249667) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Health Assurance Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On November 17, 2020 the Company consummated the IPO of 52,500,000 SAILSM (Stakeholder Aligned Initial Listing) securities (the “SAILSM securities”), including 2,500,000 SAILSM securities as a result of the underwriters’ exercise in part of their over-allotment option. Each SAILSM security consists of one share of Class A Common Stock, $0.0001 par value per share (the “Class A Common Stock”), and one-fourth of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The SAILSM securities were sold at an offering price of $10.00 per SAILSM security, generating gross proceeds of $525,000,000. Further, in connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated November 12, 2020, between the Company and Morgan Stanley Co. LLC, as representatives of the underwriters named in Schedule I therein, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•	a Warrant Agreement, dated November 12, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•	a Private Placement Warrants Purchase Agreement, dated November 12, 2020, between the Company, HAAC Sponsor, LLC (the “Sponsor”) and certain directors of the Company, pursuant to which the Sponsor and certain directors of the Company agreed to purchase an aggregate of 11,666,666 private placement warrants (the “Private Placement Warrants”), each whole Private Placement Warrant entitling the holder thereof to purchase one share of Class A Common Stock at $11.50 per share, subject to adjustment (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”), at a price of $1.50 per Private Placement Warrant;

•	an Investment Management Trust Agreement, dated November 12, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•	a Registration and Shareholder Rights Agreement, dated November 12, 2020, between the Company, the Sponsor, Health Assurance Economy Foundation (the “Foundation”) and certain directors of the Company. which provides for customary demand and piggy-back registration rights for the Sponsor, the Foundation and certain directors of the Company, as well as certain transfer restrictions applicable to the Sponsor, the Foundation and certain directors of the Company with respect to the Company’s securities, and, upon consummation of the Company’s initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•	a Letter Agreement, dated November 12, 2020, among the Company, the Sponsor, the Foundation and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company has agreed to vote any shares of Class A Common Stock held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

•	an Administrative Services Agreement, dated November 12, 2020, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space and certain administrative and support services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the SAILSM securities, the Company consummated the private placement of 11,666,666 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating total proceeds of $17,499,999. The Private Placement Warrants purchased by the Sponsor and certain directors of the Company are substantially similar to the Public Warrants, except that if held by the Sponsor, certain directors of the Company or their permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per share of Class A Common Stock threshold is met) and (iii) together with the shares of Class A Common Stock issuable upon exercise of the Private Placement Warrants, subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor, certain directors of the Company or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to the Private Placement Warrants Purchase Agreement and the Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.03.	Amendments to Memorandum and Articles of Association.

On November 12, 2020 and in connection with the IPO, the Company adopted its Second Amended and Restated Certificate of Incorporation (the “A&R Certificate of Incorporation”). The Second Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

In addition, on November 12, 2020 and in connection with the IPO, the Company adopted the Amended and Restated Bylaws (the “A&R Bylaws”).

The terms of the A&R Certificate of Incorporation and A&R Bylaws are set forth in the Registration Statement and are incorporated herein by reference. Copies of the A&R Certificate of Incorporation and A&R Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits
1.1*	Underwriting Agreement between the Company and Morgan Stanley Co. LLC.
3.1*	Second Amended and Restated Certificate of Incorporation
3.2*	Amended and Restated Bylaws
4.1*	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company
10.1*	Private Placement Warrants Purchase Agreement between the Company, the Sponsor and certain directors of the Company
10.2*	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company
10.3*	Registration and Shareholder Rights Agreement between the Company, the Sponsor, the Foundation and certain directors of the Company
10.4*	Letter Agreement among the Company, the Sponsor, the Foundation and the Company’s officers and directors
10.5*	Administrative Services Agreement between the Company and the Sponsor

* Previously filed on November 17, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2020

HEALTH ASSURANCE ACQUISITION CORP.

By:	/s/ Hemant Taneja
Name: Hemant Taneja
Title: Chief Executive Officer